SUPPLEMENT DATED NOVEMBER 30, 2012 TO THE SUMMARY PROSPECTUS

FOR PACIFIC LIFE FUNDS – PL PORTFOLIO OPTIMIZATION AGGRESSIVE FUND

CLASS A, B, C AND R SHARES DATED JULY 1, 2012

This supplement revises the PL Portfolio Optimization Aggressive Fund Class A, B, C and R Shares summary prospectus dated July 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of the date of commencement of operations for the PL Currency Strategies Fund, PL Global Absolute Return Fund, and PL Precious Metals Fund (expected to be December 7, 2012), unless otherwise noted. Remember to review the Prospectus for other important information.

The Annual fund operating expenses table and expense Examples are replaced with the following:

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	B	C	R
Management Fee	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%
Other Expenses	0.29%	0.29%	0.29%	0.29%
Acquired Funds Fees and Expenses	0.87%	0.87%	0.87%	0.87%
Total Annual Fund Operating Expenses	1.61%	2.36%	2.36%	1.86%
Expense Reimbursement[2]	(0.14%)	(0.14%)	(0.14%)	(0.14%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.47%	2.22%	2.22%	1.72%

[1]	The expense information has been restated to reflect current fees.
[2]

The investment adviser has contractually agreed to limit certain “fund operating expenses” incurred by the fund that exceed an annual rate of 0.15% through 6/30/2015, and 0.30% from 7/1/2015 through 6/30/2023. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Pacific Life Funds. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the fund to exceed the expense cap.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	B	C	R
1 year	$691	$725	$325	$175
3 years	$1,004	$1,109	$709	$557
5 years	$1,352	$1,434	$1,234	$979
10 years	$2,333	$2,487	$2,674	$2,156

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	B	C	R
1 year	$691	$225	$225	$175
3 years	$1,004	$709	$709	$557
5 years	$1,352	$1,234	$1,234	$979
10 years	$2,333	$2,487	$2,674	$2,156

The second sentence of the second paragraph of the Principal investment strategies subsection is replaced with the following:

Within the broad asset classes of debt and equity, the fund diversifies its holdings by investing in Underlying Funds that represent a variety of investment styles and security types, including alternative or non-traditional investment strategies. Alternative or non-traditional investment strategies generally are expected to have low to moderate correlation to traditional equity and fixed income investments and, as a result, may offer diversification benefits.

In the same subsection, the following is added as the fourth paragraph:

The portion of the fund invested in alternative or non-traditional investment strategies may be allocated to Underlying Funds that, in turn, invest in equity or debt securities or other instruments, which may include, among others:

•	Forward foreign currency contracts;
•	Foreign currency options;
•	High yield debt securities;
•	Swaps (such as interest rate, cross-currency, total return and credit default swaps);
•	Futures on securities, indexes, currencies and other investments; and
•	Precious metals-related equity securities.

In the same subsection, the first sentence of the current fourth paragraph is replaced with the following:

The fund may also, at any time invest in Underlying Funds that hold other debt or equity securities or other instruments.

The following is added to the Principal risks from holdings in Underlying Funds subsection:

•

Correlation Risk: While the performance of an Underlying Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and fixed income investments over long-term periods, the actual performance of such Underlying Fund may be correlated with those traditional investments over short- or long-term periods. Should there be periods when such Underlying Fund’s performance is correlated with those traditional investments, any intended diversification effect of including such alternative or non-traditional Underlying Fund as part of an asset allocation strategy may not be achieved, thereby resulting in increased volatility of an asset allocation strategy that includes the Underlying Fund.

•

Non-Diversification Risk: An Underlying Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund. This increases potential price volatility and the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Regulatory Impact Risk: Certain financial instruments are subject to extensive government regulation, which may change frequently and impact a fund significantly.

•

Short Exposure Risk: When a fund takes a short position using derivative instruments in anticipation of a decline in the market price (i.e., spot price or spot rate) of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price for future delivery (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, it is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Short positions also may expose the fund to leverage risk.

The following is added to the Principal risks from holdings in Underlying Funds subsection:

•

U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

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